UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 12, 2007

Trans-India Acquisition Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33127	20-5063512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 South Wacker Drive, Suite 1000

Chicago, IL 60606

(312) 922-1980

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (312) 922-1980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Trans-India Acquisition Corporation (the “Company”) has been informed by I-Bankers Securities, Inc., the lead representative of the underwriters in the Company’s initial public offering consummated on February 14, 2007, that holders of the Company’s units can separately trade the common stock and warrants underlying such units commencing on March 12, 2007, and that trading in the units will continue on the American Stock Exchange under the symbol TIL.U. The common stock and warrants will trade on the American Stock Exchange under the symbols TIL and TIL.WS, respectively.

A copy of the Company’s press release announcing the separate trading of the common stock and warrants underlying the units is attached to this report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated March 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2007

TRANS-INDIA ACQUISITION CORPORATION

By:	/s/ CRAIG COLMAR
Craig Colmar
Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 12, 2007.